Condensed Consolidated Statements of Operations and Comprehensive Loss (Unaudited) - USD ($) $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2024	Jun. 30, 2023	Jun. 30, 2024	Jun. 30, 2023
REVENUE	$ 10	$ 451	$ 22	$ 456
OPERATING EXPENSES:
Research and development expenses	350	199	639	320
Selling and marketing expenses	293	171	542	304
General and administration expenses	626	399	1,191	696
TOTAL OPERATING EXPENSES	1,269	769	2,372	1,320
OPERATING LOSS	(1,259)	(318)	(2,350)	(864)
OTHER INCOME (EXPENSE)
Interest and bank fees	(10)	(3)	(12)	(10)
Unrealized gain on foreign exchange	31	0	3	0
Other expense, net	(26)	(2)	(27)	(2)
LOSS BEFORE INCOME TAX	(1,264)	(323)	(2,386)	(876)
Income tax provision	0	0	0	0
NET LOSS AND COMPREHENSIVE LOSS	$ (1,264)	$ (323)	$ (2,386)	$ (876)
BASIC AND DILUTED LOSS PER SHARE (in dollars per share)	$ (0.03)	$ (0.01)	$ (0.05)	$ (0.03)
WEIGHTED AVERAGE NUMBER OF SHARES OF COMMON STOCK OUTSTANDING, BASIC AND DILUTED (in shares)	49,948,710	35,277,018	49,948,710	26,734,918